UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023

VIASAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21767	33-0174996
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)
Common Stock, par value $0.0001 per share	VSAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On June 2, 2023, Viasat, Inc., a Delaware corporation (“Viasat”), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing that on May 30, 2023, Viasat purchased all of the issued and outstanding shares of Connect Topco Limited, a private company limited by shares and incorporated in Guernsey (“Inmarsat”), pursuant to the previously announced Share Purchase Agreement, dated as of November 8, 2021, by and among Viasat, the shareholders of Inmarsat and the other parties thereto, in exchange for (i) cash consideration equal to $550.7 million, subject to adjustments, and (ii) approximately 46.36 million unregistered shares of common stock, par value $0.0001 per share, of Viasat, upon the terms and subject to the conditions set forth therein.

In the Initial Form 8-K, Viasat stated its intention to file the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K no later than 71 days following the date on which the Initial Form 8-K was required to be filed pursuant to Item 2.01. Pursuant to the instructions to Item 9.01 of Form 8-K, this Current Report on Form 8-K/A amends and supplements the Initial 8-K in order to provide the required financial statements and pro forma financial information.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The historical audited consolidated financial statements of Inmarsat for the year ended December 31, 2022 and the related notes are attached as Exhibit 99.1 to this report and are incorporated herein by reference.

The historical unaudited condensed consolidated interim financial statements of Inmarsat for the three months ended March 31, 2023 and the related notes are attached as Exhibit 99.2 to this report and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of Viasat as of and for the fiscal year ended March 31, 2023 is attached as Exhibit 99.3 to this report and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description of Exhibit

23.1	Consent of Deloitte LLP, independent auditor for Connect Topco Limited.

99.1	Consolidated financial statements of Connect Topco Limited for the year ended December 31, 2022.

99.2	Unaudited condensed consolidated interim financial statements of Connect Topco Limited for the three months ended March 31, 2023.

99.3	Unaudited pro forma condensed combined financial information of Viasat, Inc.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASAT, INC.

Date: June 5, 2023	By:	/s/ Brett Church
	Name:	Brett Church
	Title:	Associate General Counsel

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